UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2019

SPAR Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27408 (Commission File No.)	33-0684451 (IRS Employer Identification No.)

333 Westchester Avenue, South Building, Suite 204, White Plains, NY	10604
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (248) 364-7727

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SGRP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 3.01 - Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

SPAR Group, Inc. ("SGRP", the "Corporation" or the "Registrant") has listed its shares of Common Stock (the "SGRP Shares") for trading through the Nasdaq Stock Market LLC ("Nasdaq") under the trading symbol "SGRP" and periodically files reports with the Securities and Exchange Commission ("SEC").

Nasdaq December 31, 2019, Board Independence Deficiency Letter

Nasdaq Listing Rule 5605(b)(1) requires that a majority of the board of directors of a listed company be composed of independent directors, as defined in Nasdaq Listing Rule 5605(a)(2), and Nasdaq Listing Rule 5605(c)(2) requires the audit committee of the board of directors of a listed company to be composed of at least three independent directors, as defined in Nasdaq Listing Rule 5605(a)(2) (collectively, the "Board Independence Rule").

On December 31, 2019, SGRP received a notification letter from Nasdaq (the "Nasdaq Board Independence Deficiency Letter"), stating that SGRP was no longer in compliance with the Board Independence Rule.

The Nasdaq Board Independence Deficiency Letter states that since Messrs. Bartels and Brown unilaterally appointed Mr. Pangiotis "Panos" Lazaretos to SGRP's Board of Directors (the "Board") with knowledge of the prior determination by the Governance Committee of the Board that Mr. Lazaretos is not an independent director within the meaning of the Board Independence Rule and thus created the deficiency, SGRP does not satisfy the Board Independence Rule and is not eligible for the 180-day cure period that is available for an involuntary departure resulting in non-compliance with the Board Independence Rule (such as death).

In the Nasdaq Board Independence Deficiency Letter, Nasdaq refers to, and, by issuing that letter, appears to accept, the Governance Committee's prior determination that Mr. Lazaretos "is not independent due to his 'long-term relationship' with Mr. Brown and his companies". For further information regarding the appointment of Mr. Lazaretos to the Board and the related issue of non-compliance with the Board Independence Rule, see the Preliminary Proxy Statement (as defined below) and SGRP's Current Reports on Form 8-K, as filed with the SEC on December 10, 2019, September 16, 2019, August 23, 2019 and August 12, 2019.

SGRP now has 45 calendar days (by February 14, 2020) to submit a detailed plan to Nasdaq as to how SGRP intends to regain compliance with the Board Independence Rule (the "SGRP's Cure Plan"). If SGRP's Cure Plan is accepted by Nasdaq, in its discretion, Nasdaq could grant an extension of up to 180 calendar days from the date of the Nasdaq Board Independence Deficiency Letter (December 31, 2019) to evidence regained compliance.

As noted in the Nasdaq Board Independence Deficiency Letter, Nasdaq requires that SGRP's Cure Plan "be as definitive as possible", address all relevant issues, and provide all relevant documentation to support SGRP's Cure Plan, "including but not limited to biographical information related to potential candidates, if any, being considered for appointment to the Board of Directors and the audit committee".

If Nasdaq's staff does not accept SGRP's Cure Plan, SGRP will have the opportunity to appeal that decision before a hearings panel. Strong justifications would likely be required to overturn or substantially modify the determination of Nasdaq's staff.

The text of the Nasdaq Board Independence Deficiency Letter is attached hereto as Exhibit 99.1 and hereby incorporated herein by reference.

Item 8.01      Other Events

Postponement of previously scheduled January 16, 2020, special meeting of SGRP's stockholders

SGRP had previously scheduled January 16, 2020, for a special meeting of SGRP's stockholders (the "2020 Special Meeting") due to the receipt of written stockholder requests. See SGRP's preliminary Proxy Statement on Schedule 14A respecting the 2020 Special Meeting as filed with the SEC on December 11, 2019 (the "Preliminary Proxy Statement"), which is hereby incorporated herein by reference.

The 2020 Special Meeting was called at the request of the Brown Group (as defined in the Preliminary Proxy Statement). At the 2020 Special Meeting, the Brown Group requested to have SGRP's stockholders: (1) consider and vote on the stockholder proposal to remove Arthur B. Drogue (currently one of four independent directors of SGRP and Chairman of the Board) from the Board, without cause, effective immediately (See Proposal 1 in the Preliminary Proxy Statement); (2) consider and vote on the stockholder proposal to remove R. Eric McCarthey (currently one of four independent directors of SGRP and Chairman of the Audit Committee of the Board), from the Board, without cause, effective immediately (See Proposal 2 in the Preliminary Proxy Statement); (3) consider and approve the stockholder proposed Amendment No. 1 to SGRP's current By-Laws to reduce the previously agreed-upon period of time during which the Board may exclusively fill any vacancies on the Board from 90 days to 30 days (See Proposal 3 in the Preliminary Proxy Statement); and (4) consider and approve the stockholder proposed Amendment No. 2 to SGRP's current By-Laws that would require the Board to have a majority of "Independent Directors" as newly and narrowly defined in the proposed amendment (See Proposal 4 in the Preliminary Proxy Statement).

The Board also asking the stockholders at the 2020 Special Meeting to: (5) consider and grant authority to the Board to increase the size of the Board (which may need to be greater than nine) without further stockholder action if the Board deems it reasonably necessary for majority board independence (See Proposal 5 in the Preliminary Proxy Statement); and (6) consider, ratify and approve the adoption by the Board of the 2019 Plan Amendment to SGRP's 2018 Stock Compensation Plan (See Proposal 6 in the Preliminary Proxy Statement).

SGRP has postponed the date for the 2020 Special Meeting due to its receipt of additional special meeting written requests (the "Brown Group Third Special Meeting Request") from Mr. Robert G. Brown ("Mr. Robert Brown"), who retired as the Chairman and an officer and director of SGRP on May 3, 2018, and SP/R, Inc. Defined Benefit Pension Trust, which is a trust for the benefit (in part) of Mr. Brown and controlled by Mr. Brown's children as its trustees (the "SP/R Trust"), and International Global Technologies, LLC ("International GT", and, together with Mr. Robert Brown and the SP/R Trust, the "December Brown Group"). SGRP has not determined a new meeting date for the postponed 2020 Special Meeting.

In the Brown Group Third Special Meeting Request, the signers requested that the agenda for the 2020 Special Meeting be changed to include the election of James R. Brown Sr. to the Board, who is the brother of Mr. Robert Brown and father of current Board director Peter W. Brown. SGRP has requested information from James R. Brown Sr. so that the Governance Committee can review and properly evaluate him under SGRP's policies and applicable law and SGRP can accurately describe him in an updated Preliminary Proxy Statement.

The 2020 Special Meeting had to be postponed to accommodate (if applicable) such a material agenda change and the required corresponding changes in the Preliminary Proxy Statement.

Since the dates of the earlier written requests, Mr. Robert Brown has sold and transferred a number of SGRP shares. SGRP is endeavoring to confirm that International GT is a SGRP stockholder and that the December Brown Group owns at least 5,273440 (25%) of the currently outstanding SGRP shares required to request a special stockholders meeting.

Once SGRP confirms such ownership and receives the requisite information and evaluations on the newly proposed director candidate, SGRP will file with the SEC an updated Preliminary Proxy Statement specifying a new date for the proposed 2020 Special Meeting.

Forward Looking Statements

This Current Report on Form 8-K and the attached Exhibits (this "Current Report"), contain "forward-looking statements" within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, made by, or respecting, SGRP and its subsidiaries (together with SGRP, the "SPAR Group" or the "Company"), and this Current Report has been filed by SGRP with the SEC. "Forward-looking statements" are defined in Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and other applicable federal and state securities laws, rules and regulations, as amended (together with the Securities Act and Exchange Act, the "Securities Laws").

All statements (other than those that are purely historical) are forward-looking statements. Words such as "may," "will," "expect," "intend", "believe", "estimate", "anticipate," "continue," "plan," "project," or the negative of these terms or other similar expressions also identify forward-looking statements. Forward-looking statements made by the Company in this Current Report may include (without limitation) statements regarding: risks, uncertainties, cautions, circumstances and other factors ("Risks"); and plans, intentions, expectations, guidance or other information respecting the potential negative effects of the Company's failure to comply with Nasdaq's Board Independence Rule, the new Board director unilaterally proposed by the December Brown Group, the proposed 2020 Special Meeting, the Company's failure to comply withNasdaq's continued listing requirements in the future as a result of any proposals approved at the Special Meeting, any further loss of Board independence or other change in Board or committee composition, any related party payments or settlements that may be authorized by a reconstituted Board, any other settlement with the Majority Stockholders or their companies, or the pursuit or achievement of the Company's five corporate objectives (growth, customer value, employee development, greater productivity & efficiency, and increased earnings per share), building upon the Company's strong foundation, leveraging compatible global opportunities, growing the Company's client base and contracts, continuing to strengthen its balance sheet, growing revenues and improving profitability through organic growth, new business development and strategic acquisitions, and continuing to control costs.

You should carefully review and consider the Company's forward-looking statements (including all risk factors and other cautions and uncertainties) and other information made, contained or noted in or incorporated by reference into this Current Report, but you should not place undue reliance on any of them. The results, actions, levels of activity, performance, achievements or condition of the Company (including its affiliates, assets, business, clients, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, performance, prospects, sales, strategies, taxation or other achievement, results, risks, trends or condition) and other events and circumstances planned, intended, anticipated, estimated or otherwise expected by the Company (collectively, "Expectations"), and our forward-looking statements (including all Risks) and other information reflect the Company's current views about future events and circumstances. Although the Company believes those Expectations and views are reasonable, the results, actions, levels of activity, performance, achievements or condition of the Company or other events and circumstances may differ materially from our Expectations and views, and they cannot be assured or guaranteed by the Company, since they are subject to Risks and other assumptions, changes in circumstances and unpredictable events (many of which are beyond the Company's control). In addition, new Risks arise from time to time, and it is impossible for the Company to predict these matters or how they may arise or affect the Company. Accordingly, the Company cannot assure you that its Expectations will be achieved in whole or in part, that it has identified all potential Risks, or that it can successfully avoid or mitigate such Risks in whole or in part, any of which could be significant and materially adverse to the Company and the value of your investment in SGRP's common stock.

These forward-looking statements reflect the Company's Expectations, views, Risks and assumptions only as of the date of this Current Report, and the Company does not intend, assume any obligation, or promise to publicly update or revise any forward-looking statements (including any Risks or Expectations) or other information (in whole or in part), whether as a result of new information, new or worsening Risks or uncertainties, changed circumstances, future events, recognition, or otherwise.

Item 9.01.          Financial Statements and Exhibits.

(d)        Exhibits:

99.1     Text of the letter to SPAR Group, Inc. ("SGRP"), from the Nasdaq Stock Market LLC ("Nasdaq") dated December 31, 2019, stating that SGRP was no longer in compliances with Nasdaq's Board Independence Rule (as attached hereto and filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc.

Date:	January 7, 2020
By:	/s/ James R. Segreto
James R. Segreto, Chief Financial Officer